UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 10, 2007

ZAP
(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registants’s Certifying Accountant

Dismissal of Registrant’s Certifying Accountant

On December 10, 2007, Odenberg,Ullakko,Muranishi&Co.LLP(“OUM”) was dismissed as ZAP's principal accountant engaged to audit its financial statements. OUM was engaged as auditors to ZAP (the “Company” or “we” for the years ended December 31, 2005 and December 31, 2006.

OUM's reports on the Company’s consolidated financial statements for the past two years ended December 31, 2005 and December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that OUM’s report for the year ended December 31, 2006 was modified to disclose the Company's adoption of FAS 123R (Revised 2004),”Share-Based Payments” effective January 1, 2006.

Prior to their dismissal, there were no disagreements with OUM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of OUM would have caused them to make reference to this subject matter of the disagreements in connection with their report nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv)(B) of Regulation S-B, except as described below:

As previously disclosed in Item 8A, Controls and Procedures, of the Company's 10-KSB for the year ended December 31, 2006, filed with the SEC on April 2, 2007:

In the course of conducting the audit of our financial statements for the year ended December 31, 2006, our registered independent public accounting firm, Odenberg, Ullakko, Muranishi & Co. LLP ("OUM"), noted several deficiencies in both the design and operation of internal controls over financial reporting, when considered in the aggregate, they believe constitutes a material weakness over financial reporting at December 31, 2006.  We have been and continue to be engaged in efforts to improve our internal controls and procedures and we expect that these efforts will, over time, positively address the weakness noted by our independent auditors. We intend to engage an outside firm to assist us in analyzing and improving our system of internal controls.

OUM also determined that we were unable to properly account for several very complex financing transactions such as Convertible debt with derivatives with our own in house resources. Our auditors also advised us that we do not have a sufficient organization to facilitate an efficient financial statement close and reporting process and permit the preparation of our financial statements in accordance with U.S. Generally Accepted Accounting Principles (GAAP). For example, there were a significant number of post-closing adjustments to our financial statements during the course of the 2006 audit, including the areas of stock issued for services, warrant valuation, and convertible debt, at least one of which was individually material and dealt with convertible debt accounting. We have a very small accounting staff of three people with limited resources and lack certain required skills to handle some of these complex transactions that were not usual to the Company's normal business and we needed help. We engaged outside accounting financial consultants for their expertise and help in calculating and presenting the required proper financial disclosure for the recording of the convertible debt transaction and valuation of certain financial derivatives transactions.  We were however, closely involved with their calculations and agreed with their findings. These transactions did result in material adjustments that needed to be made to our pre-audited financial statements. Our auditors have advised us that they consider this a deficiency that was also a material weakness in the operation of entity-level controls.

Our auditors have additionally advised us if we are not successful in retaining experienced personnel in our accounting and finance organization and establish formal control processes in order to sufficiently address the matters referenced above, there is more than a remote likelihood that our quarterly or annual financial statements could be materially misstated, which could require a restatement. We have been and continue to be engaged in efforts to improve our internal controls and procedures and we expect that these efforts will, over time, positively address the weakness noted by our independent auditors. We intend to engage an outside firm to assist us in analyzing and improving our system of internal controls.

As further disclosed in Item 3, Controls and Procedures, of our 10-QSB filings with the SEC for the quarters ended March 31, June 30 and September 30, 2007, filed on May 15, August 13 and November 14, 2007, respectively, there were no changes in our internal control over financial reporting that occurred during the aforementioned quarters that have materially affected, or are reasonably likely to materially affect, our internal control.

The Audit Committee of our Board of Directors subsequently discussed these matters with OUM and our management.  We have approved OUM to respond to any inquiries that they may receive from our new accountants concerning these matters.

OUM's dismissal was approved by the Company’s Board of Directors.

The Company provided OUM with a copy of the disclosures made under this Item 4.01(a) on December 13, 2007 and requested OUM to furnish the Company with a copy of a letter addressed to the SEC stating whether they agree with the statements made above by the Company regarding OUM.  A copy of the letter by OUM is attached as Exhibit 16.1 to this Form 8-K.

Appointment  of Registrant’s New Certifying Accountant

The Company appointed the Independent Registered Public Accounting Firm of Bagell,Josephs, Levine & Company LLC (“Bagell, Josephs”) as the principal accountant to audit its financial statements for the year ended December 31, 2007.

Prior to engaging Bagell, Josephs, the Company had not consulted Bagell, Josephs regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Bagell, Josephs regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Bagell, Josephs was approved by the Company’s Board of Directors.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Odenberg,Ullakko,Muranishi & Co.LLP’s response

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Date: December 17, 2007	By: /s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer